CONFIDENTIAL. FOR INTERNAL USE ONLY – DO NOT DUPLICATE OR DISTRIBUTE. 1 First-Quarter 2025 Earnings May 12, 2025 Exhibit 99.2

2 Safe Harbor Statements and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to, information regarding: Second Quarter 2025 outlook, including revenue, adjusted EBITDA, adjusted EBITDA margin, and earnings per share and the drivers thereof; Full-Year 2025 guidance framework, including organic revenue growth, digital retail solutions (“DRS”) and ATM managed services (“AMS”) organic revenue growth, adjusted EBITDA margin, free cash flow conversion and shareholder returns and the drivers thereof; the Company’s capital allocation priorities, including expected share repurchase activity and the Company’s dividend policy; restructuring actions; working capital improvements; the impact of macroeconomic factors and general market trends, including precious metal market trends, foreign inflation rates, the impact of tariffs, trade uncertainty and potential future pandemics or recessions; strategic priorities and initiatives, including ongoing transformation initiatives, the Brink’s Business System and technology and systems investments; and expected growth from the deployment of DRS and AMS, including expected timing of onboarding and deployment of devices for recently acquired customers. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, new or increased international tariffs, inflation, recessionary conditions and changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; risks associated with the usage of artificial intelligence (“AI”) technologies; our ability to maintain an effective IT infrastructure and safeguard confidential information and risks related to a failure of our IT systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating the use of AI and other similar disruptions; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), military conflicts (including but not limited to the conflict in Israel and surrounding areas, as well as the possible expansion of such conflicts and potential geopolitical consequences), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics, acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the impact of foreign tax credit regulations; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2024 and in related disclosures in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink’s. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

3 First-Quarter Results Summary • Organic revenue growth of 6%, the top end of our previous guidance – AMS/DRS organic growth greater than 20% – Strong growth in Rest of World segment included increased precious metals movement • Operating profit margin up 40 basis points, Adjusted EBITDA of $215M or 17.2% margin, EPS of $1.62 • Trailing-twelve-month Free Cash Flow of $360M reflects continued DSO improvements Strategic Progress • Continued strong AMS/DRS organic growth in line with full-year targets – Faster growing, higher margin, recurring revenue business now represents 25% of revenue • Accelerated growth in global services leveraging relationships, capabilities and existing infrastructure • Diligently executing against our capital allocation framework – Repurchased over 1.3 million shares year-to-date, nearly three times more than the prior year – Increased quarterly dividend for the third consecutive year FY 2025 Framework Affirmed, Second Quarter Guidance Introduced • Strong Q1 performance supports full year 2025 framework, despite increased economic uncertainty • Introducing second quarter guidance – Revenue between $1,250 - $1,300 with organic growth between 3% - 6% – Adjusted EBITDA between $205 - $225 – EPS between $1.25 - $1.65 Key Messages Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2025 Earnings Release available in the Results section of the Brink’s website www.brinks.com. (non-GAAP, $ millions, except EPS)

4 First-Quarter 2025 Results (non-GAAP, $ millions, except EPS) Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2025 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2022 results in the Appendix. Constant currency represents 2025 results at 2024 exchange rates. 1. As Reported on May 8, 2024, with an estimated Non-GAAP tax rate of 28.9%. Final full year tax rate was 23.2%. 2. Conversion is calculated as Free cash flow before dividends over Adjusted EBITDA. “CONV” represents Conversion. Revenue +1% Organic +6% Acq +1% FX (5%) Adj. EBITDA (1%) $1,185 $1,236 $1,247 2023 2024 2025 Constant Currency +6% Constant Currency 6% EPS (2%) Constant Currency 13% $1.27 $1.52 Reported Q1’241 $1.62 $1.65 2023 2024 2025 $191 $218 $215 2023 2024 2025 17.2% Margin 17.7% Margin 16.1% Margin TTM Free Cash Flow (2%) Conversion of 40%2 $244 $374 $360 2023 2024 2025 40% CONV 42% CONV 30% CONV +7% vQ1’24 reported1

5 First-Quarter 2025 Revenue & Adjusted EBITDA by Segment ($ millions) Notes: See detailed reconciliation of non-GAAP to GAAP Adjusted EBITDA results in the Appendix. Constant currency represents 2025 results at 2024 exchange rates. $406 $418 2024 2025 $69 $73 2024 2025 16.9% Margin 17.4% Margin $335 $308 2024 2025 $77 $67 2024 2025 23.0% Margin 21.7% Margin $205 $222 2024 2025 $48 $57 2024 2025 23.2% Margin 25.5% Margin Latin America Revenue (8%) Adj. EBITDA (14%) Constant currency 8% +2% North America Revenue +3% Adj. EBITDA +6% Constant currency +4% +6% Europe Revenue +3% Adj. EBITDA -- Constant currency +5% +3% Rest of World Revenue +9% Adj EBITDA +20% Constant currency +9% +20% Organic +2% +5% Acq +1% +1% FX (1%) – Organic +7% +2% Acq +1% +1% FX (16%) (16%) Organic +5% +3% Acq – -- FX (3%) (3%) Organic +9% +20% Acq/Disp – – FX (1%) (1%) $291 $299 2024 2025 $40 $40 2024 2025 13.3% Margin 13.7% Margin AMS/DRS Mix 28% AMS/DRS Mix 18% AMS/DRS Mix 42% AMS/DRS Mix 10%

AMS/DRS Delivering Growth and Margin Improvement

($ millions)

Brink's Revenue Mix



10%
$359
13%
$530
16%
$743
21%
$1,012
24%
$1,212
25-27%
2020
2021
2022
2023
2024
2025 Target
AMS/DRS
Cash & Valuables Mgmt
AMS/DRS Percent of Total

Customer Offerings

Cash & Valuables Management

- Organic growth in line with expectations - impacted by Argentina inflation moderation
- Global services growth from increased precious metal movement
- Added new major financial institution customer in North America

ATM Managed Services / Digital Retail Solutions

- Strong growth and continuing momentum in all markets
- Growing pipeline and improving win rates
- Best North America DRS growth since 2022
- North America & Europe accelerating CVM to DRS conversion, improving revenue mix
- Onboarding new large AMS customer wins in both North America and Europe
- Growth to accelerate in second half of 2025

Affirmed Full Year Framework for Mid-to-High Teens Organic Growth

BRINKS 6

7 Consistent Performance Across Market Cycles Organic Revenue Growth1 Notes: See detailed reconciliations of non-GAAP to GAAP results in the Appendix. Amounts may not add due to rounding. 1. Total company organic revenue growth adjusted to exclude Venezuela prior to the 2018 deconsolidation. (non-GAAP) Resilient Performance Through All Cycles  Growing recurring revenue with AMS/DRS  Diverse customer base – financial institutions and retail  Historical global services strength in market downturns  Servicing customers in over 100 countries Business Model Expected to Insulate Direct Tariff Impact  Service business with ~50% of costs labor  Locally managed and sourced operations  Highly variable/semi-variable cost structure  History of pricing for inflationary pressure  Improving productivity through Brink’s Business System  Leverage network density and flexibility created by AMS/DRS 7% -0.5% 4% 7% 6% 4% 5% 3% 6% 6% 7% 6% -7% 5% 12% 9% 12% 4% - 6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 PandemicGreat Recession Guide

8 First-Quarter Revenue and Adjusted EBITDA vs 2024 (non-GAAP, $ millions) Revenue $1,236 $13 $56 $7 $1,313 ( $66 ) $1,247 2024 Revenue Organic Cash & Valuables Mgmt. Organic DRS & AMS Acq / Disp* 2025 Constant Currency Revenue FX 2025 Revenue Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2025 results at 2024 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change (5%)6% 1% 1%6% Organic +$69 +1% +20% $215 $218 $13 $1 $232 ( $17 ) 2024 Adjusted EBITDA Organic Acq / Disp* 2025 Constant Currency EBITDA FX 2025 Adjusted EBITDA Adjusted EBITDA 17.7% Margin 17.2% Margin % Change 6% 6% (8%) (1%) 17.7% Margin 1%

9 $151 ( $58 ) ( $28 ) $11 ( $6 ) $70 $54 $58 $28 $5 $215 Op Profit Interest Expense Taxes Interest Income Other Income from Continuing Ops D&A Interest Expense Taxes Stock Comp & Other Adj. EBITDA First-Quarter Adjusted EBITDA vs 2024 (non-GAAP, $ millions, except EPS) 17.2% Margin (1%) 12.1% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Vs. 2024 $6 ($2) ($5) ($5) $1 ($4) ($2) $2 $5 ($4) ($3) 4%

10 Capital Allocation Framework Notes: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Capital allocation priorities not shown in priority order. 1. Remaining capacity as of May 9, 2025. Disciplined capital allocation model targeting at least 50% of FCF towards shareholder returns 2025 Free Cash Flow Conversion of 40% - 45% • Robust pipeline of opportunities • Deals require good strategic fit and strong return profile with meaningful synergies 2x - 3x Net Debt Target Accretive M&A Share Repurchase Return of Capital Organic Investments Dividends • Over 1.3M already purchased • ~$180M capacity1 through 2025 • Third consecutive year of dividend increases • Remain on track to be within target range at year-end • Strategic investments driving growth and profit margins • Less Capex intensity with AMS / DRS business model

11 Second Quarter 2025 Guidance and Full Year 2025 Framework (non-GAAP, $ millions, except EPS) Notes: See detailed reconciliations of non-GAAP to GAAP 2023 results included in the Third Quarter 2024 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. The 2024 Non-GAAP outlook amounts cannot be reconciled to GAAP without unreasonable effort, as we are unable to accurately forecast certain amounts that are necessary for reconciliation, including the impact of highly inflationary accounting on our Argentina operations or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions and the impact of possible future acquisitions. Full Year 2025 Framework Organic Growth Mid-Single Digits AMS/DRS Organic Growth Mid to High Teens Adjusted EBITDA Margin +30bps - 50bps Free Cash Flow Conversion 40% - 45% Shareholder Returns +50% of FCF Second Quarter 2025 Guidance Total Revenue $1,250 - $1,300 Organic Growth 3% - 6% Total Growth 0% - 3% Adjusted EBITDA $205 - $225 Margin ~16.9% EPS $1.25 - $1.65 • Similar organic growth trajectory as Q1 • Strong AMS/DRS growth • Argentina inflation moderation • Adjusted EBITDA reflects: • Timing of restructuring efforts • Currency mix impacts • Argentina interest income • Full-year outlook affirmed • Strong organic growth across all regions • Outsized growth in AMS/DRS • Margin expansion muted by currency impact – primarily Latin America in the first half • Strong Free Cash Flow expected to allow ample return of capital to shareholders

12 Appendix

13 Partner for Customer Success Deliver secure commerce solutions Innovate to Grow Drive innovation that creates value Run the Business Better Operate with excellence and efficiency Win as Team Brink’s Unleash the power of our people CONFIDENTIAL. FOR INTERNAL USE ONLY – DO NOT DUPLICATE OR DISTRIBUTE. Our Strategic Pillars

14 First-Quarter 2025 Revenue & Operating Profit by Segment ($ millions) Note: Constant currency represents 2025 results at 2024 exchange rates. $406 $418 2024 2025 $48 $53 2024 2025 11.9% Margin 12.7% Margin $335 $308 2024 2025 $63 $54 2024 2025 18.8% Margin 17.5% Margin $205 $222 2024 2025 $41 $50 2024 2025 20.1% Margin 22.5% Margin Latin America Revenue (8%) Operating Profit (14%) Constant currency +8% +2% North America Revenue +3% Operating Profit 10% Constant currency +4% 10% Europe Revenue +3% Operating Profit (3%) Constant currency +5% – Rest of World Revenue +9% Operating Profit 22% Constant currency +9% 23% Organic +2% +9% Acq +1% – FX (1%) – Organic +7% +2% Acq +1% – FX (16%) (17%) Organic +5% +1% Acq – (1%) FX (3%) (3%) Organic +9% 23% Acq/Disp – – FX (1%) (1%) $291 $299 2024 2025 $26 $25 2024 2025 8.4% Margin 8.9% Margin

15 Net Debt and Leverage Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Net of unamortized debt issuance costs of $12 million as of 12/31/2024 and $12 million as of 3/31/2025. 2. Net Debt divided by Adjusted EBITDA. (Non-GAAP, $ millions)Leverage Within Targeted Range $912 $909 Q4 2024 TTM Q1 2025 TTM Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA $1,388 $1,388 $1,194 $1,388 $2,582 $2,777 12/31/2024 3/31/2025 Unsecured Senior Notes1 Secured Net Debt Leverage Ratio2 2.83 3.06

16 2023 Non-GAAP Results Reconciled to GAAP The Brink’s Company and subsidiaries (In millions, except for per share amounts) Amounts may not add due to rounding. (a) See “Other Items Not Allocated To Segments” on slides 18-19 for details. (b) See "Reconciliations of Non-GAAP to GAAP Measures" on slides 20-21 for details. (c) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full- year non-GAAP effective tax rate was 24.8% for 2023. (d) Due to reorganization and restructuring activities, there was a $0.9 million non-GAAP adjustment to share-based compensation in the first quarter of 2023. There is no difference between GAAP and non-GAAP share- based compensation amounts for the periods presented. (e) Due to the impact of Argentina highly inflationary accounting, there was a $0.3 million non-GAAP adjustment for a loss in the first quarter of 2023. Q1 EPS: GAAP 0.30$ Reorganization and Restructuring(a) 0.24 Acquisitions and dispositions(a) 0.42 Argentina highly inflationary impact(a) 0.26 Retirement plans(b) (0.03) Valuation allowance on tax credits(b) 0.05 Income tax rate adjustment(c) 0.02 Non-GAAP 1.27$ 2023

17 Non-GAAP Results Reconciled to GAAP (2023 Adj EBITDA) The Brink’s Company and subsidiaries (In millions, except for per share amounts) Non-GAAP results should not be considered as an alternative to results determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. The items excluded from non-GAAP measures are considered by us to be nonrecurring, infrequent or unusual costs and gains as well as other items not considered part of our operations and revenue generating activities. Non-recurring and infrequent items are items that are not reasonably expected to recur in the following two years. Amounts may not add due to rounding. See slide 16 for footnote explanations. Q1 Adjusted EBITDA: Net income (loss) attributable to Brink's 15.0$ Interest expense 46.6 Income tax provision 20.3 Depreciation and amortization 67.6 EBITDA 149.5$ Discontinued operations (0.7) Reorganization and Restructuring(a) 13.1 Acquisitions and dispositions(a) 8.3 Argentina highly inflationary impact(a) 10.4 Chile antitrust matter(a) 0.2 Retirement plans(b) (2.2) Income tax rate adjustment(c) 0.3 Share-based compensation(d) 11.8 Marketable securities (gain) loss(e) (0.2) Adjusted EBITDA 190.5$ 2023

18 Other Items Not Allocated to Segments (Unaudited) The Brink’s Company and subsidiaries (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring 2022 Global Restructuring Plan Other Restructurings Costs associated with certain reorganization and restructuring actions are excluded from reported non-GAAP results. These items include primarily severance charges and asset impairment losses. The 2022 Global Restructuring Plan was designed to, among other things, enable growth, reduce costs and related infrastructure, and to mitigate the potential impact of external economic conditions in light of the COVID-19 pandemic. Other restructuring actions were primarily in response to the COVID-19 pandemic and a decision to exit a line of business in our Canada operating unit. Due to the unusual nature of the underlying events that led to these actions, the charges are not considered part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. As such, they have not been allocated to segment or Corporate results and are excluded from non-GAAP results. In the first quarter of 2023, management completed the review and approval of the previously announced restructuring plan across our global business operations. The actions were taken to enable growth, reduce costs and related infrastructure, and to mitigate the potential impact of external economic conditions. In total, we have recognized $34.2 million in charges under this program, including $10.4 million in the first three months of 2023. The actions under this program were substantially completed in 2024. Severance actions from this restructuring plan reduced our global workforce by approximately 3,200 positions. Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized $3.8 million net costs in the first three months of 2023, primarily severance costs. The majority of the costs in 2023 result from the exit of a line of business in a specific geography with most of the remaining costs due to management initiatives to address the COVID-19 pandemic. The actions were substantially completed in 2024. Acquisitions and dispositions Certain acquisition and disposition items are not part of the Company's operations and revenue generating activities. These items include non-cash amortization expense for acquisition- related intangible assets, as well as integration, transaction, restructuring and certain compensation costs. All of the items are significantly impacted by the timing and nature of our acquisitions and dispositions, and many are inconsistent in amount and frequency. Management has excluded these amounts when evaluating internal performance. Therefore, we have not allocated these amounts to segment or Corporate results and have excluded these amounts from non-GAAP results. These items are described below:

19 Other Items Not Allocated to Segments (Unaudited) The Brink’s Company and subsidiaries (In millions) 2023 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $14.0 million in the first three months of 2023. • Net charges of $0.5 million for post-acquisition adjustments to indemnification assets related to previous business acquisitions. • We incurred $0.4 million in integration costs, primarily related to PAI, in the first three months of 2023. • Transaction costs related to business acquisitions were $0.5 million in the first three months of 2023. • We recognized a $2.0 million loss on the disposition of Russia-based operations in the first three months of 2023. • Compensation expense related to the retention of key PAI employees was $0.6 million in the first three months of 2023. Chile antitrust matter We recognized an estimated loss of $9.5 million in the third quarter of 2021 and recognized additional amounts in subsequent years (which were primarily related to changes in currency rates). Overall, these charges related to a potential fine associated with an investigation by the Chilean Fiscalía Nacional Económica or "FNE" (the Chilean antitrust agency). The investigation is related to potential anti- competitive practices among competitors in the cash logistics industry in Chile. These costs are not considered part of the Company's operations and revenue generating activities. Additionally, the nature of these amounts, including the estimated loss and associated third-party costs, is such that they are not reasonably likely to recur within two years, nor were there similar charges within the prior two years of the underlying event. Management has excluded these amounts when evaluating internal performance. Therefore, these amounts have not been allocated to segment or Corporate results and are excluded from non-GAAP results. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the first three months of 2023, we recognized $11.2 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $9.8 million. Highly inflationary adjustments also impact gains and losses on marketable securities due to the change in exchange rates. These non-cash charges are not part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. As such, they have not been allocated to segment or Corporate results and are excluded from non-GAAP results. • We recognized $3.3 million in charges in Argentina in the first three months of 2023 for an inflation-adjusted labor increase to expected payments to union workers of the Maco Transportadora and Maco Litoral businesses (together "Maco"). Although the Maco operations were acquired in 2017, formal antitrust approval was obtained in 2021, which triggered negotiation and approval of the expected payments in 2022.

20 Non-GAAP Measures and Reconciliations to GAAP Measures • • • • • Impact of Acquisitions/ Dispositions: This measure represents the impact of acquisitions or dispositions without a full year of reported results in either comparable period. • • Earnings Before Interest Expense, Income Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA: EBITDA is calculated by starting with net income attributable to Brink's and adding back the amounts for interest expense, income taxes, depreciation and amortization. Adjusted EBITDA equals EBITDA excluding the applicable impacts of Other Items not Allocated to Segments as well as certain retirement plan expenses/gains, unusual adjustments to deferred tax asset valuation allowances, income tax rate adjustment, share-based compensation and marketable securities (gain) loss. Non-GAAP income from continuing operations attributable to Brink's: This measure equals GAAP income from continuing operations attributable to Brink's excluding Other Items not Allocated to Segments as well as certain retirement plan expenses/gains and unusual adjustments to deferred tax asset valuation allowances. Non-GAAP operating profit and Non-GAAP operating profit margin: Non-GAAP operating profit equals GAAP operating profit excluding Other Items not Allocated to Segments. Non-GAAP operating margin equals non-GAAP operating profit divided by revenues. Currency Effect: This measure consists of the effects of Argentina devaluations under highly inflationary accounting and the sum of monthly currency changes. Monthly currency changes represent the accumulation throughout the year of the impact on current period results of changes in foreign currency rates from the prior year period. Non-GAAP pre-tax income, Non-GAAP income tax and Non-GAAP effective income tax rate: Non-GAAP pre-tax income and non-GAAP income tax equal their GAAP counterparts excluding the applicable impacts of Other Items not Allocated to Segments as well as certain retirement plan expenses/gains and unusual adjustments to deferred tax asset valuation allowances. Non-GAAP effective income tax rate equals non-GAAP income tax divided by non-GAAP pre-tax income. Non-GAAP diluted earnings per share ("EPS") from continuing operations attributable to Brink's common shareholders: This measure equals non-GAAP income from continuing operations attributable to Brink's divided by diluted shares. Non-GAAP measures described below and included in this filing are financial measures that are not required by or presented in accordance with GAAP. The purpose of the disclosure of these non-GAAP measures is to report financial information from the primary operations of our business by excluding the effects of certain income and expenses that do not reflect the ordinary earnings of our operations. These non-GAAP financial measures are intended to provide investors with a supplemental comparison of our operating results and trends for the periods presented. Our management believes these measures are also useful to investors as such measures allow investors to evaluate our performance using the same metrics that our management uses to evaluate past performance and prospects for future performance. The reconciliations in the tables below include adjustments that we do not consider reflective of our operating performance as they result from events and circumstances that are not a part of our core business. Additionally, certain non-GAAP results, including non-GAAP operating profit, are utilized as performance measures in certain management incentive compensation plans. In addition to the rationale described above, we believe the following non-GAAP metrics are helpful to investors in assessing results of operations consistent with how our management evaluates performance: The items excluded from non-GAAP measures are considered by us to be nonrecurring, infrequent or unusual costs and gains as well as other items not considered part of our operations and revenue generating activities. Non-recurring and infrequent items are items that are not reasonably expected to recur in the following two years. Non-GAAP results should not be considered as an alternative to results determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

21 Non-GAAP Measures and Reconciliations to GAAP Measures • • Free Cash Flow before Dividends: This non-GAAP measure reflects Management’s calculation of cash flows that are available for capital or investing activities such as paying dividends, share repurchases, debt, acquisitions and other investments. The measure is calculated as net cash flows from operating activities, adjusted to exclude certain operating activities related to cash that is not available for corporate purposes, including the impact of cash flows from restricted cash held for customers, as well as cash received and processed in certain of our secure cash management services operations. The resulting amount is further adjusted to include the impact of cash flows related to equipment used to operate our business, including capital expenditures, cash proceeds from sale of property and equipment, as well as proceeds from lessor debt financing. The latter item, which is part of cash flows from financing activities and relates to the subsequent financings of certain capital expenditures, was added to our calculation in the second quarter of 2024 as we believe such cash flows are similar in nature to transactions reported in Investing Activities, which have historically been included in our calculation. Prior amounts were recast to reflect this change. Valuation allowance on tax credits As a result of new foreign tax credit regulations, we released a valuation allowance on deferred tax assets and recorded a significant income tax credit in 2022. We then re- established some of the valuation allowance in 2023 primarily related to adjustments to the previous foreign tax credit changes, resulting in a significant incremental income tax expense. In 2024, we released an incremental valuation allowance on deferred tax assets that was otherwise expected to expire and recorded a tax credit. The gains and charges related to major tax law changes that impacted U.S. foreign tax credits. These gains and charges are not considered to be part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. Therefore, they are excluded from non-GAAP results. Change in restricted cash held for customers Restricted cash held for customers is not available for general corporate purposes such as payroll, vendor invoice payments, debt repayment, or capital expenditures. Because the cash is not available to support the Company's operations and revenue generating activities, management excludes the changes in the restricted cash held for customers balance when assessing cash flows from operations. We believe that the exclusion of the change in restricted cash held for customers from non-GAAP operating cash flows is helpful to users of the financial statements as it presents this financial measure consistent with how management assesses this liquidity measure. Change in certain customer obligations The title to cash received and processed in certain of our secure cash management services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and is thus not available for general corporate purposes. Because the cash is not available to support our operations and revenue generating activities, management excludes the changes in this specific cash balance when assessing cash flows from operations. We believe that the exclusion of the change in this cash balance from our non-GAAP operating cash flows measure is helpful to the users of our financial statements as it presents this financial measure consistent with how our management assesses this liquidity measure. Net Debt: Net Debt equals total debt less cash and cash equivalents available for general corporate purposes. We exclude from cash and cash equivalents amounts held by our cash management services operations, as such amounts are not considered available for general corporate purposes. Retirement plans We incur costs, such as interest expense and amortization of actuarial gains and losses, associated with certain retirement plans that have been frozen to new entrants. Furthermore, we also incur non-cash settlement charges and curtailment gains related to all of our retirement plans. These costs and gains are not considered to be part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. Therefore, they are excluded from non-GAAP results. Non-GAAP measures are reconciled to comparable GAAP measures in the tables below. Amounts reported for prior periods have been updated in this report to present information consistently for all periods presented.. Most of the reconciling adjustments are described in Other Items Not Allocated to Segments on Slide C. Additional reconciling items include the following: In addition to the rationale described above, we believe the following non-GAAP metrics are helpful in assessing cash flow and financial leverage consistent with how our management evaluates performance: Reconciliations of Non-GAAP to GAAP Measures

22 Non-GAAP Reconciliation – Segment Adjusted EBITDA The Brink’s Company and subsidiaries (In millions) Segment Adjusted EBITDA: GAAP amounts Add back: Depreciation and amortization Segment Adjusted EBITDA GAAP amounts Add back: Depreciation and amortization Segment Adjusted EBITDA GAAP amounts Add back: Depreciation and amortization Segment Adjusted EBITDA Operating Profit: North America 48.4$ 20.1 68.5 194.0 82.4 276.4 53.1$ 19.4 72.5 Latin America 63.0 14.1 77.1 272.3 53.9 326.2 53.9 12.7 66.6 Europe 25.9 14.0 39.9 137.9 57.0 194.9 25.2 14.7 39.9 Rest of World 41.1 6.4 47.5 168.6 26.2 194.8 50.1 6.7 56.8 Total Segment 178.4 54.6 233.0 772.8 219.5 992.3 182.3 53.5 235.8 Corporate (33.4) 1.0 (143.4) 3.5 (31.7) 0.7 Other Items not Allocated to Segments (24.1) 16.8 (176.4) 70.3 (31.5) 16.5 Total operating profit 120.9$ 453.0 119.1$ Interest expense (55.8) (235.4) (57.5) Interest and other nonoperating income (expense) 13.3 48.7 7.9 Provision for income taxes (26.2) (92.7) (15.6) Income (expense) from discontinued operations, net of tax - 1.1 - Net income attributable to noncontrolling interests (2.9) (11.8) (2.3) Net income attributable to Brink’s 49.3$ 162.9 51.6$ 20252024 Q1 Full Year Q1

23 Adjusted EBITDA Reconciliation The Brink’s Company and subsidiaries (In millions) (a) See detailed reconciliations of the First Quarter 2025 and the First Quarter and Full Year 2024 Segment Adjusted EBITDA in the Appendix. (b) See detailed reconciliations of non-GAAP to GAAP results on slide 24. (c) There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. (d) Due to the impact of Argentina highly inflationary accounting, there was a $1.3 million non-GAAP adjustment for a loss in the full year 2024 and a $1.0 million non-GAAP adjustment for a loss in the first quarter of 2025. There is no difference between GAAP and non-GAAP marketable securities (gain) loss amounts for the other periods presented. Q1 Full Year Q1 North America 68.5$ 276.4 72.5$ Latin America 77.1 326.2 66.6 Europe 39.9 194.9 39.9 Rest of World 47.5 194.8 56.8 Total segment adjusted EBITDA(a) 233.0$ 992.3 235.8$ Corporate expenses (33.4) (143.4) (31.7) Corporate depreciation and amortization 1.0 3.5 0.7 Interest and other nonoperating income (expense)(b) 11.6 41.2 7.9 Net income attributable to noncontrolling interests(b) (2.8) (12.8) (2.6) Share-based compensation(c) 9.3 36.6 5.7 Marketable securities (gain) loss(d) (0.5) (5.5) (0.8) Consolidated adjusted EBITDA 218.2$ 911.9 215.0$ 2024 2025

24 2024-2025 Non-GAAP Results Reconciled to GAAP The Brink’s Company and subsidiaries (In millions) (a) See “Other Items Not Allocated To Segments” details included in the First Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. (b) See "Reconciliations of Non-GAAP to GAAP Measures" on slides 20-21 for details. (c) Non-GAAP net income attributable to noncontrolling interests has been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 23.2% for 2024 and was 24.8% for 2023. Q1 Full Year Q1 Interest and other nonoperating income (expense): GAAP 13.3$ 48.7 7.9$ Acquisitions and dispositions(a) (0.2) (0.4) 0.7 Argentina highly inflationary impact(a) - 1.3 1.0 Retirement plans(b) (1.5) (8.4) (1.7) Non-GAAP 11.6$ 41.2 7.9$ Net income attributable to noncontrolling interests: GAAP 2.9$ 11.8 2.3$ Acquisitions and dispositions(a) 0.2 1.0 0.3 Income tax rate adjustment(c) (0.3) - - Non-GAAP 2.8$ 12.8 2.6$ 2024 2025

25 2024-2025 Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries (In millions) (a) Free cash flow before dividends is a supplemental financial measure that is not required by, or presented in accordance with, GAAP. See slides 20-21 for further information and descriptions of the adjustments. Q1 Full Year Q1 Full Year Q1 Full Year Q1 2022 2022 2023 2023 2024 2024 2025 Cash flows provided from (used in) operating activities - GAAP (76.3)$ 479.9$ (45.1)$ 702.4$ 63.9$ 426.0$ (60.2)$ (Increase) decrease in restricted cash held for customers(a) 52.5 (50.0) 43.7 (59.5) (57.3) 42.9 45.0 (Increase) decrease in customer obligations(a) 0.1 (50.0) 9.6 (66.0) (24.0) 77.7 (38.9) Capital expenditures (37.0) (182.6) (45.2) (202.7) (52.2) (222.5) (58.9) Proceeds from sale of property, equipment and investments 1.2 5.7 0.3 18.4 3.5 29.2 2.6 Proceeds from lessor debt financing 2.3 19.4 0.9 7.5 4.1 46.6 8.1 Free cash flow before dividends(a) (57.2)$ 222.4$ (35.8)$ 400.1$ (62.0)$ 399.9$ (102.3)$

26 2024-2025 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries (In millions) a) Net Debt is a supplemental non-GAAP financial measure that is not required by or presented in accordance with GAAP. See slides 20-21 for further information and descriptions of the adjustments. Included within Net Debt is net cash from our Argentina operations of $117.4 million at March 31, 2025 and $104 million at December 31, 2024. December 31, March 31, 2024 2025 Debt: Short-term borrowings 149.3$ 138.3$ Long-term debt 3,746.9 3,743.3 Total Debt 3,896.2 3,881.6 Less: Cash and cash equivalents 1,395.3 1,226.2 Amounts held by Cash Management Services operations(a) (81.3) (121.1) Cash and cash equivalents available for general corporate purposes 1,314.0 1,105.1 Net Debt(a) 2,582.2$ 2,776.5$